Exhibit 1.1

                      GRACECHURCH CARD FUNDING (NO. 5) PLC

                 $[     ] Class A1 Floating Rate Asset-Backed Notes
                 $[     ] Class A2 Fixed Rate Asset-Backed Notes
             $[50,000,000] Class B Floating Rate Asset-Backed Notes $[50,000,000] Class C Floating Rate Asset-Backed Notes

                             UNDERWRITING AGREEMENT

                                                              September __, 2003

Barclays Capital Inc.
as Representative of the
Underwriters set forth herein

c/o Barclays Capital Inc.
200 Park Avenue
New York, New York 10166

Ladies and Gentlemen:

1       Introductory

        Barclays Bank PLC (the "Bank"), a banking institution authorised for the purposes of the Financial Services and Markets Act 2000 (the "FSMA") of the United Kingdom, has offered and may, together with its nominated subsidiaries, make further offers to assign all its present and future receivables (the "Receivables") arising under designated consumer credit and charge card accounts (the "Accounts") to Gracechurch Receivables Trustee Limited (the "Receivables Trustee") pursuant to a receivables securitisation agreement between the Bank and the Receivables Trustee dated 23 November 1999 and amended and restated on 7 July 2000 (the
        "Receivables Securitisation Agreement"). By a deed of assignment of receivables dated 7 July 2000 (the "Assignment of Receivables") the Bank assigned to the Receivables Trustee all Receivables that would arise on certain designated product lines. The Receivables Trustee has declared a trust (the "Receivables Trust") over such Receivables as may be assigned to it pursuant to a declaration of trust dated 1 November 1999 as amended and restated pursuant to the declaration of trust and trust cash management agreement in favour of the Bank and certain other beneficiaries from time to time dated 23 November 1999 (the "Declaration of Trust and Trust Cash Management Agreement"). The Bank has agreed to act as servicer in connection with the Receivables which are comprised in the Receivables Trust pursuant to the terms of a beneficiaries servicing agreement dated 23 November 1999 (the "Beneficiaries Servicing Agreement"). The Receivables Trustee has agreed on a limited recourse basis to indemnify the Bank for any loss suffered by the Bank from a cardholder claim under Section 75 of the Consumer Credit Act 1974 pursuant to the trust section 75 indemnity between the Receivables Trustee and the Bank dated 23 November 1999 (the "Trust Section 75 Indemnity").

        Barclaycard Funding PLC, a public limited company incorporated in England and Wales (the "MTN Issuer") will increase its entitlement as investor beneficiary of the

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        Receivables Trust pursuant to the execution of transactions contemplated by the series 03-3 supplement to the Declaration of Trust and Trust Cash Management Agreement to be dated on or before the Closing Date (the "Series 03-3 Supplement"). The MTN Issuer's entitlement as investor beneficiary pursuant to the Series 03-3 Supplement (the "Series 03-3
        Beneficiary   Interest")   will  be  divided   for   purpose  of  making
        calculations under the Series 03-3 Supplement into the "Class A Investor Interest", the "Class B Investor Interest" and the "Class C Investor Interest". The Bank, as excess interest beneficiary of the Receivables Trust, will transfer the excess interest attributable to Series 03-3 to the MTN Issuer pursuant to an agreement between beneficiaries to be
        dated  on  or  before  the   Closing   Date  (the   "Agreement   Between
        Beneficiaries").

        The MTN Issuer intends to fund its purchase of a beneficial interest in the Receivables Trust by issuing a series 03-3 medium term note certificate (the "Series 03-3 MTN Certificate") to be constituted by, issued subject to, and have the benefit of, the security trust deed and MTN cash management agreement between the MTN Issuer, the Bank, the Receivables Trustee and The Bank of New York, London branch, as trustee (the "MTN Trustee"), dated 23 November 1999 (the "Security Trust Deed and MTN Cash Management Agreement"), as supplemented by the series 03-3 MTN supplement between the MTN Issuer, the Receivables Trustee, the MTN Trustee and the Bank, to be dated on or before the Closing Date (the "Series 03-3 MTN Supplement"). The Series 03-3 MTN Certificate will have the benefit of a fixed and floating charge over the MTN Issuer's beneficial interest in the Receivables Trust and will be subscribed for by Gracechurch Card Funding (No. 5) PLC, a public limited company incorporated under the laws of England and Wales (the "Issuer"). The MTN Issuer will declare an express purpose trust over any funds received by the MTN Issuer from the Series 03-3 Beneficiary Interest and the excess interest attributable to Series 03-3.

        In order to fund its acquisition of the Series 03-3 MTN Certificate, the
        Issuer has duly authorised the issuance of the $[............]  Class A1
        Floating Rate Asset Backed Notes (the "Class A1 Notes"), $[............]
        Class A2 Fixed  Rate  Asset  Backed  Notes  (the  "Class A2  Notes"  and
        together with the Class A1 Notes, the "Class A Notes"), the $[50,000,000] Class B Floating Rate Asset Backed Notes (the "Class B Notes") and the $[50,000,000] Class C Floating Rate Asset Backed Notes (the "Class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes") to be constituted by, issued subject to, and have the benefit of, a note trust deed between the Issuer and The Bank of New York, London branch as trustee (the "Note Trustee"), to be dated as of on or before the Closing Date (the "Note Trust Deed"). The Issuer will, in relation to the Notes, enter into a deed of charge (the "Deed of Charge") and a paying agency and agent bank agreement (the "Paying Agency and Agent Bank Agreement") with the Note Trustee and the paying agents.

        In order to enable the Issuer to make U.S. dollar payments on the Notes from the sterling payments it receives on the Series 03-3 MTN Certificate, the Issuer will enter into an interest rate and currency exchange agreement with the Bank for each class of Notes (collectively, the "Swap Agreements"). The Issuer will also enter into an expenses loan agreement with the Bank (the "Expenses Loan Agreement") to fund the expenses the Issuer incurs in connection with the issuance of the Notes.


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        The Bank, the Receivables  Trustee, the MTN Issuer and the Issuer hereby
        agree  with   Barclays   Capital  Inc.  and   ___________________   (the
        "Underwriters") as follows:

2 Representations and Warranties of the Issuer, the Bank, the Receivables Trustee and the MTN Issuer

2.1 In order to induce the Underwriters to subscribe and pay for the Notes, the Issuer represents and warrants to, and agrees with the Underwriters that:

        2.1.1 The Issuer is duly incorporated and validly existing under the laws of England and Wales, and has all requisite corporate power, authority and legal right to own its property and to conduct its business as it is presently conducted and described in the Prospectus, and to execute, deliver and perform its obligations under this Agreement, the Notes, the Note Trust
                Deed, the Deed of Charge, the Paying Agency and Agent Bank Agreement, the Swap Agreements and the Expenses Loan Agreement and any other agreement made pursuant hereto or thereto or otherwise in connection with the Notes entered into by the Issuer on the Closing Date (collectively, the "Issuer Related Transaction Documents") and it has taken all necessary actions to authorise and approve the same.

        2.1.2 The Issuer has not engaged in any activities since its incorporation (other than those incidental to its registration under relevant English legislation, as amended, the matters referred to or contemplated in the Prospectus, the authorisation of the issue of the Notes and the authorisation of the entry into and performance of its obligations under the Issuer Related Transaction Documents and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries.

        2.1.3 This Agreement has been duly authorised and validly executed and delivered by the Issuer.

        2.1.4 Each of the Issuer Related Transaction Documents have been duly authorised and will be executed and delivered by the Issuer on or before the Closing Date, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms.

        2.1.5 The Notes will be issued pursuant to the terms of the Note Trust Deed duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"), will conform to the description thereof set forth in the Prospectus, and when executed by the Issuer, authenticated by The Bank of New York, London branch, as registrar, and delivered pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Note Trust Deed. The Notes will be in all material respects in the form contemplated by the Note Trust Deed and will conform to the description thereof contained in the Prospectus and Registration Statement.


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

        2.1.6 The Class A1 Notes and Class A2 Notes will constitute general, direct, secured (pursuant to the Deed of Charge), unconditional and unsubordinated obligations of the Issuer which rank and will at all times rank pari passu, without preference or priority, amongst themselves.

        2.1.7 The Class B Notes will constitute general, direct, secured (pursuant to the Deed of Charge), unconditional obligations which are subordinated only to the Class A Notes and which rank and will at all times rank pari passu, without preference or priority, amongst themselves.

        2.1.8 The Class C Notes will constitute general, direct, secured (pursuant to the Deed of Charge), unconditional obligations which are subordinated only to the Class A Notes and the Class B Notes and which rank and will at all times rank pari passu, without preference or priority, amongst themselves.

        2.1.9 The Issuer has made arrangements reasonably satisfactory to the Representative to ensure that the certificates representing the Notes are delivered to the Bank of New York, London branch as registrar for authentication in the form required by, and otherwise in accordance with, the Note Trust Deed and the Paying Agency and Agent Bank Agreement.

        2.1.10 The Issuer has made an application for the Notes to be rated by the Moody's Investors Service, Inc. and Standard & Poor's Ratings Services (the "Rating Agencies") and, in connection with such application, the Issuer agrees to furnish from time to time any and all documents, instruments, information, and undertakings that may be necessary in accordance with the Rating Agencies' normal requirements in respect of the Notes.

        2.1.11 The Issuer is not in violation of any Requirements of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the Issuer. For the purposes of this Agreement, "Requirements of Law" means, with respect to any person, its Memorandum and Articles of Association and any law, treaty, rule or regulation or determination of a governmental authority.

        2.1.12 Neither the issuance of and subscription for the Notes, nor the execution and delivery by the Issuer of this Agreement, the Notes or the Issuer Related Transaction Documents, nor the incurrence by the Issuer of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfilment of the terms hereof or thereof does or will (1) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (2) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its properties are bound, or (3) result in the creation or imposition of any


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

                Encumbrance upon any of its property or assets, except for those Encumbrances created under the Note Trust Deed and the Deed of Charge. For purposes of this Agreement, "Encumbrance" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind securing any obligation of any person or any other arrangement having the effect of conferring rights of retention or set-off or other disposal rights over an asset (including without limitation title transfer and/or retention arrangements having a similar effect) and includes any agreement to create any of the foregoing but does not include liens arising in the ordinary course of trading by operation of law and not by way of contract.

        2.1.13 All consents, approvals, authorisations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by the Issuer of this Agreement, the Notes and the other Issuer Related Transaction Documents, or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfilment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date and are, and will on the Closing Date be, in full force and effect.

        2.1.14 All actions required to be taken by the Issuer as a condition to the offer and issuance of the Notes as described herein and the consummation of the transactions described in the Prospectus and Registration Statement have been or, prior to the Closing Date, will be taken.

        2.1.15 The representations and warranties made by the Issuer in the Issuer Related Transaction Documents or made in any Officer's Certificate of the Issuer delivered pursuant to the Issuer Related Transaction Documents will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

        2.1.16 The Issuer agrees it has not and will not create or permit to subsist in favour of any person any Encumbrance over the Series 03-3 MTN Certificate or the whole of its undertaking and all of its property, assets and rights, present and future, except as provided in the Deed of Charge, and agrees to take all action required by the Deed of Charge in order to maintain the security interest in the Series 03-3 MTN Certificate and the whole of its undertaking and all of its property, assets and rights, present and future granted in accordance with the terms of the Deed of Charge.

        2.1.17 A registration statement on Form F-1 (No. 333-107728), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Notes and the offering thereof in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with, and has been declared effective by, the Commission. If any post-effective amendment to such registration statement has been filed with the
                Commission   prior  to  the


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

                execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purpose of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be part of such registration statement at the Effective Time pursuant to Rule 430A under the Act, is referred to in this Agreement as the "Registration Statement", and the form of prospectus relating to the Notes, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus under the Act, is referred to in this Agreement as the "Prospectus". The conditions to the use of a registration statement on Form F-1 under the Securities Act as set forth in the General Instructions to Form F-1 have been satisfied with respect to the Issuer, the MTN Issuer and the Receivables Trustee.

        2.1.18 No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Issuer, threatened by the Commission, and on the Effective Date the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform, in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of this Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        2.1.19  The Prospectus  contains all such  information as is required by
                Section 80 of the FSMA and will comply with the listing rules made under Part VI of the FSMA.

        2.1.20 It is able to pay its debts as they fall due within the meaning of Section 123 of the Insolvency Act 1986 and will not become unable to do so in consequence of the execution by it of the Issuer Related Transaction Documents, and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution,
                arrangement,   reconstruction   or  reorganisation  or


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

                for  the  appointment  of  a  liquidator,   receiver,   manager,
                administrator, administrative receiver or similar officer of it or of any of its assets or revenues.

        2.1.21 There are no litigation, arbitration or governmental proceedings, actual, or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting the Issuer or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of the issue and the offering of the Notes.

        2.1.22 Since the date of its incorporation, there has been no adverse change, or any development likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of the Issuer that is material in the context of the issue and offering of the Notes or its ability to perform its obligations under the Issuer Related Transaction Documents, in each case to which it is expressed to be a party.

        2.1.23 No event has occurred or circumstances arisen which is continuing and which is or (with the passage of time, the giving of notice or the making of any determination of materiality) would become an Event of Default (as defined in Condition 9 of the terms and conditions of the Notes).

        2.1.24 Under the laws of England and Wales in force as at the date of making this representation, it is not necessary that this Agreement be filed, recorded or enrolled with any court or other authority in England and Wales or that any stamp, registration or similar tax be paid on or in relation to this Agreement.

        2.1.25 All payments of principal of and interest on the Notes (including interest accruing after a payment default) by the Issuer can be made without withholding or deduction for, or on account of, any present tax, assessment or other governmental charge of whatever nature imposed or levied by or on behalf of the United Kingdom or any political sub-division or taxing authority in or of the United Kingdom, unless the withholding or deduction of such tax, assessment or other governmental charge is required by law of the United Kingdom.

        2.1.26 Any taxes, fees and other governmental charges payable by the Issuer in connection with the execution, delivery and performance of this Agreement, the other Issuer Related Transaction Documents and the Notes shall have been paid or will be paid by or on behalf of the Issuer at or prior to the Closing Date to the extent then due.

        2.1.27 The Issuer is not, and as a result of the issue of the Notes or the receipt or application of the proceeds thereof will not be, required to register under the Investment Company Act of 1940, as amended (the "Investment Company Act").

2.2 In order to induce the Underwriters to subscribe and pay for the Notes, the Bank represents and warrants to, and agrees with, the Underwriters that:


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        2.2.1   The Bank is duly  incorporated  and validly  existing  under the laws of England and Wales, and has all requisite corporate power, authority and legal right to conduct its credit card business as such business is presently conducted as described in
                the  Prospectus,   and  to  execute,  deliver  and  perform  its
                obligations under this Agreement, the Receivables Securitisation Agreement, the Assignment of Receivables, the Declaration of Trust and Trust Cash Management Agreement, the Beneficiaries Servicing Agreement, the Trust Section 75 Indemnity, the Series
                03-3  Supplement,  the  Agreement  Between  Beneficiaries,   the
                Security Trust Deed and MTN Cash Management Agreement, the Series 03-3 MTN Supplement, the Swap Agreements and the Expenses Loan Agreement and any other agreement made pursuant hereto or thereto or otherwise in connection with the issuance of the
                Notes   entered   into  by  the   Bank  on  the   Closing   Date
                (collectively, the "Bank Related Transaction Documents"), and it has taken all necessary action to approve and authorise the same.

        2.2.2 This Agreement has been duly authorised and validly executed and delivered by the Bank.

        2.2.3 Each of the Bank Related Transaction Documents either has been executed and delivered or will be executed and delivered by the Bank on or before the Closing Date, and either currently constitutes or, when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms.

        2.2.4 The obligations of the Bank under this Agreement and the other Bank Related Transaction Documents, upon (1) due execution and delivery on behalf of the Bank and (2) such aforementioned agreements becoming effective in accordance with their terms, will constitute, general, direct, unsecured, unconditional and unsubordinated obligations of the Bank which rank and will at all times rank pari passu, without preference or priority, amongst themselves.

        2.2.5 The execution and delivery of this Agreement and the other Bank Related Transaction Documents and the undertaking and performance by the Bank of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under, any Requirements of Law and do not and will not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which the Bank is a party or by which the Bank or any part of its properties, undertakings, assets or revenues is bound, where such conflict, breach, infringement of default would have a material adverse effect in the context of its ability to perform its obligations under this Agreement and the other Bank Related Transaction Documents.

        2.2.6 All approvals, authorisations, consents, orders or other actions of any persons or of any governmental or regulatory body or official required in connection with the performance of its credit card business and the execution and delivery of this Agreement, the other Bank Related


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                Transaction  Documents  and/or the  assignment of Receivables in
                the  manner  contemplated   therein,   the  performance  of  the
                transactions contemplated by this Agreement, the other Bank Related Transaction Documents and the fulfilment of the terms thereof have been obtained and remain, and will remain on the Closing Date, in force in all material respects. Any applicable licence under the Consumer Credit Act 1974 has been obtained and since such time has remained in force in all material respects and registration in accordance with the provisions of the Data Protection Act 1998 has been complied with and remains in force in all material respects.

        2.2.7 There are no litigation, arbitration or governmental proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting its assets or revenues which are or would be material, individually or in aggregate, in the context of its ability to perform its obligations under this Agreement and the other Bank Related Transaction Documents, in each case to which it is expressed to be a party and each assignment to be entered into by it in respect of the Receivables or in the context of the issue and offering of the Notes.

        2.2.8 Since the date of its financial statements set forth in the Annual Report and Accounts for the financial year ended 31 December 2002 (a copy of which has been furnished to the
                Representative) there has been no adverse change in the financial position of the Bank which is or could reasonably be considered to be material in the context of the issue and offering of the Notes.

        2.2.9 Since the date as of which information is given in the Registration Statement or the Prospectus and except as otherwise stated in the Registration Statement or the Prospectus, there has been no material adverse change or any development reasonably likely to result in a material adverse change in the condition (financial or otherwise) general affairs, business, prospects, management, shareholders' equity or results of operations of the Bank which is or might reasonably be considered to be material in the context of the issue and offering of the Notes.

        2.2.10 The representations and warranties made by the Bank in the Bank Related Transaction Documents or made in any Officer's Certificate of the Bank delivered pursuant to the Bank Related Transaction Documents will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

        2.2.11 No stop order suspending the effectiveness of the Registration Statement has been issued and, to the Bank's knowledge, no proceeding for that purpose has been instituted or, to the knowledge of the Bank, threatened by the Commission, and on the Effective Date the information in the Registration Statement and the Prospectus about the Bank and its business and the Receivables did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement and on the Closing Date the information in the Registration Statement and the Prospectus about the Bank and its business and the

                Receivables will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        2.2.12 The Prospectus contains all such information in relation to the Bank, its business and the Receivables which are the subject of the transaction as is required by Section 80 of the FSMA.

        2.2.13 The Bank is able to pay its debts as they fall due within the meaning of Section 123 of the Insolvency Act 1986 and will not become unable to do so in consequence of the execution by it of the Bank Related Transaction Documents, and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, manager, administrator, administrative receiver or similar officer of it or of any of its assets or revenues.

        2.2.14 The Bank agrees that it has not and will not create or permit to subsist in favour of any person any Encumbrance over the Receivables or the Accounts except as provided in the Bank Related Transaction Documents.

        2.2.15 The Bank is resident for tax purposes in the United Kingdom and is a bank as defined for the purpose of Section 349(3)(a) of the Income and Corporation Taxes Act 1988 and will be within the charge to United Kingdom corporation tax as respects all amounts regarded as interest for United Kingdom tax purposes received by it under these transactions.

        2.2.16 Any taxes, fees and other governmental charges payable by the Bank in connection with the execution, delivery and performance of this Agreement and the other Bank Related Transaction Documents shall have been paid or will be paid by or on behalf of the Bank at or prior to the Closing Date to the extent then due and only to the extent that such amounts fall to be paid by or on behalf of the Bank.

2.3 In order to induce the Underwriters to subscribe and pay for the Notes, the Receivables Trustee represents and warrants to, and agrees with, the Underwriters that:

        2.3.1 The Receivables Trustee is duly incorporated and validly existing under the laws of Jersey, and has all requisite corporate power, authority and legal right to own its property and to conduct its business as it is presently conducted and described in the Prospectus, and to execute, deliver and perform its obligations under this Agreement, the Receivables Securitisation Agreement, the Declaration of Trust and Trust Cash Management Agreement, the Assignment of Receivables, the Trust Section 75 Indemnity, the Series 03-3 Supplement, the Agreement Between Beneficiaries, the Security Trust Deed and MTN Cash Management Agreement, the Series 03-3 MTN Supplement and any other agreement made pursuant hereto or thereto or otherwise in connection with the issuance of the Notes entered into by the Receivables Trustee on the Closing Date (collectively, the "Receivables Trustee Related Transaction Documents"), and it has taken all necessary action to approve and authorise the same.

        2.3.2 It has not engaged in any activities since its incorporation (other than those incidental to its registration under relevant Jersey legislation, as amended, the matters referred to or contemplated in the Prospectus, including the transactions entered into in connection with Series 03-3, the authorisation of the entry into and performance of its obligations under this Agreement and the other Receivables Trustee Related Transaction Documents, any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby and matters incidental thereto) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries.

        2.3.3 This Agreement has been duly authorised and validly executed and delivered by the Receivables Trustee.

        2.3.4 Each of the Receivables Trustee Related Transaction Documents either has been executed and delivered or will be executed and delivered by the Receivables Trustee on or before the Closing Date, and either currently constitutes or, when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Receivables Trustee, enforceable against the Receivables Trustee in accordance with its terms, but as the same may be limited by laws relating to insolvency, bankruptcy and laws relating to creditors' rights generally.

        2.3.5 The obligations of the Receivables Trustee under this Agreement and the other Receivables Trustee Related Transaction Documents, upon due execution and delivery on behalf of the Receivables Trustee, constitute general, direct, unsecured, unconditional and unsubordinated obligations of the Receivables Trustee which rank and will at all times rank pari passu, without preference or priority, amongst themselves.

        2.3.6 The Receivables Trustee is not in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the Receivables Trustee.

        2.3.7 Neither the execution and delivery by the Receivables Trustee of this Agreement or the other Receivables Trustee Related Transaction Documents, nor the incurrence by the Receivables Trustee of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfilment of the terms hereof or thereof does or will (1) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (2) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its properties are bound, or (3) result in the creation or imposition of any Encumbrance upon any of its property or assets, except for those Encumbrances created under the Receivables Trustee Related Transaction Documents.

        2.3.8 All consents, approvals, authorisations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by the Receivables Trustee of this Agreement or the other Receivables Trustee Related Transaction Documents, or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfilment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.

        2.3.9 There are no litigation, arbitration or governmental proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting the Receivables Trustee or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of its ability to perform its obligations under this Agreement and the other Receivables Trustee Related Transaction Documents.

        2.3.10 All actions required to be taken by the Receivables Trustee as a condition to the consummation of the transactions described in the Prospectus and the Registration Statement have been or, prior to the Closing Date, will be taken.

        2.3.11 The representations and warranties made by the Receivables Trustee in the Receivables Trustee Related Transaction Documents, or made in any Officer's Certificate of the
                Receivables Trustee delivered pursuant to the Receivables Trustee Related Transaction Documents will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

        2.3.12 On the Effective Date the information in the Prospectus and the Registration Statement relating to the Receivables Trustee did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the information in the Prospectus and the Registration Statement relating to the Receivables Trustee will not include on the date of this Agreement and on the Closing Date any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        2.3.13 Subject to the terms of the Receivables Trustee Related Transaction Documents and the transaction documents entered into in connection with Series 03-3, the Receivables Trustee is able to pay its debts as they fall due and will not become unable to do so in consequence of the execution by it of this Agreement or the other Receivables Trustee Related Transaction

                Documents, and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, manager, administrator administrative receiver, or similar officer of it or of any of its assets or revenues.

        2.3.14 the Receivables Trustee agrees that it has not and will not create or permit to subsist in favour of any person any Encumbrance over the Receivables except as provided in the Receivables Trustee Related Transaction Documents.

        2.3.15 The Receivables Trust is not, and as a result of the execution and delivery of the Series 03-3 Supplement will not be, required to register under the Investment Company Act.

2.4 In order to induce the Underwriters to subscribe and pay for the Notes, the MTN Issuer represents and warrants to, and agrees with, the Underwriters that:

        2.4.1 The MTN Issuer is duly incorporated and validly existing under the laws of England and Wales, and has all requisite corporate power, authority and legal right to own its property and to conduct its business as it is presently conducted and described in the Prospectus, and to execute, deliver and perform its obligations under this Agreement, the Series 03-3 MTN Certificate, the Series 03-3 Supplement, the Agreement Between Beneficiaries, the Security Trust Deed and MTN Cash Management Agreement, the Series 03-3 MTN Supplement, the Beneficiaries Servicing Agreement and any other agreement made pursuant hereto or thereto or otherwise in connection with the issuance of the Series 03-3 MTN Certificate entered into by the MTN Issuer on the Closing Date (collectively, the "MTN Issuer Related Transaction Documents"), and it has taken all necessary action to approve and authorise the same.

        2.4.2 This Agreement has been duly authorised and validly executed and delivered by the MTN Issuer.

        2.4.3 Each of the MTN Issuer Related Transaction Documents has been duly authorised and either has been executed and delivered or will be executed and delivered by the MTN Issuer on or before the Closing Date, and either currently constitutes or, when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the MTN Issuer, enforceable against the MTN Issuer in accordance with its terms.

        2.4.4 The MTN Issuer is not in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the MTN Issuer.

        2.4.5 Neither the issuance of and subscription for the Series 03-3 MTN Certificate, nor the execution and delivery by the MTN Issuer of this Agreement, or the Series 03-3 MTN Certificate or the other MTN Issuer Related Transaction Documents, nor the incurrence by the MTN Issuer of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfilment of the terms hereof or thereof does or will (1) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (2) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its
                properties  are  bound,   or  (3)  result  in  the  creation  or
                imposition of any Encumbrance upon any of its property or assets, except for those Encumbrances created under the Security Trust Deed and MTN Cash Management Agreement and the Series 03-3 MTN Supplement.

        2.4.6 The obligations of the MTN Issuer under this Agreement and the other MTN Issuer Related Transaction Documents and all the necessary documents for the issue of the Series 03-3 MTN Certificate constitute, and, upon due execution and delivery on behalf of the MTN Issuer, will constitute, general, direct, unsecured, unconditional, unsubordinated and (save in respect of the Series 03-3 MTN Certificate) unsecured obligations of the MTN Issuer which rank and will at all times rank pari passu, without preference or priority, amongst themselves.

        2.4.7 All approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required in connection with the execution and delivery of this Agreement and the other MTN Issuer Related Transaction Documents all the necessary documents for the issue and offering of the Series 03-3 MTN Certificate in the manner contemplated therein, the performance of the transactions contemplated by this Agreement, the other MTN Issuer Related Transaction Documents and all the necessary documents for the issue and offering of the Series 03-3 MTN Certificate and the fulfilment of the terms thereof have been obtained and remain, and will remain on the Closing Date, in force in all material respects.

        2.4.8 Since the date of its financial statements that are set forth in the Prospectus there has been no adverse change in the financial position of the MTN Issuer which is or could be material in the context of the issue and offering of the Series 03-3 MTN Certificate and the Notes.

        2.4.9 There are no litigation, arbitration or governmental proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting the MTN Issuer or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of its ability to perform its obligations under this Agreement or the other MTN Issuer Related Transaction Documents, in each case to which it is expressed to be a party or in the context of the issue and offering of the Series 03-3 MTN Certificate and the Notes.

        2.4.10 All actions required to be taken by the MTN Issuer as a condition to the issuance of the Series 03-3 MTN Certificate as described herein or the consummation of any of the transactions described in the Prospectus and Registration Statement have been or, prior to the Closing Date, will be taken.

        2.4.11 The representations and warranties made by the MTN Issuer in the MTN Issuer Related Transaction Documents or made in any Officer's Certificate of the MTN Issuer delivered pursuant to the MTN Issuer Related Transaction Documents will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

        2.4.12 The MTN Issuer has not engaged in any activities since its incorporation (other than those incidental to its registration under relevant English legislation, as amended, the matters referred to or contemplated in the Prospectus, the issuance of the series 99-1 medium term note, the issuance of the Series 02-1 MTN Certificate, the issuance of the Series 03-1 MTN Certificate, the issuance of the Series 03-02 MTN Certificates, the authorisation of the issue of the Series 03-3 MTN
                Certificate and the authorisation of the entry into and performance of its obligations under the Transaction Documents and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries.

        2.4.13 The MTN Issuer agrees it has not and will not create or permit to subsist in favour of any person any Encumbrance over the Series 03-3 Beneficiary Interest except as provided in the Security Trust Deed and MTN Cash Management Agreement and the Series 03-3 MTN Supplement, and agrees to take all action required by the Security Trust Deed and MTN Cash Management Agreement and the Series 03-3 MTN Supplement to maintain the security interest in the Series 03-3 Beneficiary Interest in accordance with the Security Trust Deed and MTN Cash Management Agreement and the Series 03-3 MTN Supplement.

        2.4.14 On the Effective Date the information in the Prospectus and the Registration Statement relating to the MTN Issuer or the Series 03-3 MTN Certificate did not include any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements therein not misleading, and the information in the Prospectus and the Registration Statement relating to the MTN Issuer or the Series 03-3 MTN Certificate will not include on the date of this Agreement and on the Closing Date any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements therein not misleading.

        2.4.15 The MTN Issuer is able to pay its debts as they fall due within the meaning of Section 123 of the Insolvency Act 1986 and will not become unable to do so in consequence of the execution by it of this Agreement and the other MTN Issuer Related Transaction Documents and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, manager, administrator administrative receiver, or similar officer of it or of any of its assets or revenues.

        2.4.16 The MTN Issuer is resident for tax purposes in the United Kingdom and will be within the charge to United Kingdom corporation tax as respects all amounts regarded as interest for United Kingdom tax purposes received by it under this transaction.

        2.4.17 Any taxes, fees and other governmental charges payable by the MTN Issuer in connection with the execution, delivery and performance of this Agreement and the other MTN Issuer Related Transaction Documents, and all the necessary documents for the issue of the Series 03-3 MTN Certificate shall have been paid or will be paid by or on behalf of the MTN Issuer at or prior to the Closing Date to the extent then due.

        2.4.18 The MTN Issuer is not, and as a result of the issue of the Series 03-3 MTN Certificate or the receipt or application of the proceeds thereof will not be, required to register under the Investment Company Act.

3       Subscription, Issuance, Payment and Delivery of the Notes

3.1 On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuer agrees to issue to the Underwriters, and the Underwriters agree to subscribe from the Issuer, (1) $[...............] aggregate principal amount of Class A1 Notes at an issue  price of ______% of the  principal amount thereof,  (2)  $[...............]  aggregate  principal amount of
        Class A2 Notes at an issue price of ______% of the principal amount thereof, (3) $[50,000,000] aggregate principal amount of Class B Notes at an issue price of ______% of the principal amount thereof and (4) $[50,000,000] aggregate principal amount of Class C Notes at an issue price of ______% of the principal amount thereof, each Underwriter to severally subscribe for the class of Notes and the amounts shown on Schedule A hereto.

3.2 The Issuer will deliver the Notes to you against payment of the issue price in immediately available funds, drawn to the order of the Issuer, at the offices of Clifford Chance LLP, in London at 3:00 P.M., London time, on September ___, 2003, or at such other time not later than seven full business days thereafter as you and the Issuer determine, such time being herein referred to as the "Closing Date". Each of the Notes so to be delivered shall be represented by one or more definitive certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Issuer shall make such definitive certificates representing the Notes available for inspection by the Underwriters at the office at which the Notes are to be delivered no later than five hours before the close of business in London on the business day prior to the Closing Date.

4       Offering by Underwriters

        It is understood that after the Effective Date, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

5 Certain Agreements of the Issuer, the Bank the MTN Issuer and the Receivables Trustee

5.1     The Issuer agrees with the Underwriters:

        5.1.1 that it has prepared the Prospectus in a form approved by the Representative on behalf of the Underwriters and that it will file the final Prospectus with the Commission within the time periods specified by the Rule 424(b) and Rule 430A under the Securities Act and that it will make no further amendment or supplement to the Registration Statement or Prospectus, whether before or after the time the Registration Statement becomes effective, without furnishing to the Underwriters a copy of the proposed amendment or supplement and shall make no such amendment or supplement which shall be disapproved by the Representative (acting on behalf of the Underwriters) promptly after reasonable notice thereof;

        5.1.2 to deliver on the date of this Agreement to the Registrar of Companies for registration in accordance with Section 83 of FSMA, two copies of the Prospectus;

        5.1.3 that it has prepared the Prospectus for use in connection with the issue of the Notes and agrees with the Underwriters that it will deliver to the Underwriters, without charge, no later than 2 business days after the date hereof and thereafter from time to time as requested such number of copies of the Prospectus as it may reasonably request, and it will furnish to it on the date hereof (copies of it in preliminary or proof form having already been distributed to it) one copy of the Prospectus signed by a duly authorised officer or attorney of the Issuer and the Issuer consents to the use in accordance with applicable laws, of the Prospectus (and of any amendments or supplements thereto) by each of the Underwriters.

        5.1.4 that it will advise the Representative, on behalf of the Underwriters, promptly, and will confirm such advice in writing,
                (1) when the Registration Statement shall become effective, (2) when any amendment to the Registration Statement shall become effective, (3) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information,
                (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (5) of the receipt by the Issuer of any notification with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

        5.1.5 that it will promptly from time to time to take such action as the Representative may reasonably request to qualify the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative, on behalf of the Underwriters, may request and to comply with such laws so as to permit the continuance of sale and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Notes and to pay all fees and expenses (including legal fees and disbursements of the Representative (acting on behalf of the Underwriters)) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative, on behalf of the Underwriters, may designate; provided, however, that in connection therewith the Issuer shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that the Issuer shall not be required to file a general consent to service of process in any jurisdiction;

        5.1.6 that on or before December 31 of the year following the year in which the Closing Date occurs, the Issuer will make generally available to the Representative and the holders of the Notes as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Issuer occurring after the Effective Date of the Registration Statement, which shall satisfy the provisions of
                Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

        5.1.7 that so long as any of the Notes are outstanding, the Issuer will furnish to the Representative on behalf of the Underwriters copies of all reports or other communications (financial or other) furnished to holders of the Notes and copies of any reports and financial statement furnished to or filed with the Commission or any national securities exchange;

        5.1.8 that from the date of this Agreement until the retirement of the Notes, the Issuer will furnish to the Representative on behalf of the Underwriters copies of each certificate and any statements of compliance delivered to the Note Trustee pursuant to clause 10(g) of the Note Trust Deed, and the annual independent certified public accountant's reports furnished to the Note Trustee pursuant to clause 10(c) of the Note Trust Deed, by first-class mail as soon as practicable after such statements and reports are furnished to the Note Trustee;

        5.1.9   that,  without prejudice to the rights of the Underwriters under
                Section 2 and Section 6 of this Agreement, if after the Prospectus has been published but before the commencement of dealings in the Notes following their admission to The London Stock Exchange plc (the "London Stock Exchange"):

                (a) there is a significant change affecting any matter contained in the Prospectus the inclusion of which was required by the listing rules made under Section 80 of the FSMA (the "Listing Rules") or by the London Stock Exchange; or

                (b)     a  significant   new  matter  raises  the  inclusion  of
                        information in respect of which would have been so required if it had arisen when the Prospectus was prepared,

                the Issuer undertakes to notify the London Stock Exchange and the Representative, on behalf of the Underwriters, as soon as reasonably practicable and shall, in accordance with the Listing Rules, submit to the London Stock Exchange for its approval and, if approved, publish, a supplement to the Prospectus containing information on the change or new matter and furnish to the Underwriters without charge as many copies thereof as the Representative may reasonably request;

                as used herein, the word significant shall be construed in accordance with the FSMA;

        5.1.10 that, without prejudice to the rights of the Underwriters under this Agreement and without prejudice to its obligations under
                5.1.9 above, it will notify the Representative, on behalf of the Underwriters, promptly of any material change affecting any of the Issuer's representations, warranties, agreements, undertakings and indemnities herein at any time prior to payment being made to the Issuer on the Closing Date and, at the Issuer's expense, will take such steps in relation to the transactions contemplated hereby as may reasonably be requested by the Representative on behalf of the Underwriters to remedy the same;

        5.1.11 that it will cause the Notes to be registered in a timely manner pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act");

        5.1.12 if, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Issuer will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
                Section 6;

        5.1.13 that it will furnish you with copies of the Registration Statement (one of which will be signed and will include all exhibits) and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request;

        5.1.14 so long as any Notes are outstanding, the Issuer will furnish to you, by first-class mail as soon as practicable (1) all documents concerning the Notes distributed by the Issuer to holders of the Notes, or filed with the Commission pursuant to the Exchange Act, (2) any order of the

                Commission under the Act or the Exchange Act applicable to the Issuer or pursuant to a "no-action" letter obtained from the staff of the Commission by the Issuer and (3) from time to time, such other information concerning the Issuer as you may reasonably request;

        5.1.15 whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, except a default by you hereunder, the Issuer will pay all expenses incident to the performance of their obligations under this Agreement and will reimburse the Underwriters for any expenses incurred by them in connection with qualification of the Notes for sale and determination of the eligibility of the Notes for investment under the laws of such jurisdictions as you designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Notes, and for expenses incurred in distributing the Prospectus (including any amendments and supplements thereto); and

        5.1.16 to the extent, if any, that any of the ratings provided with respect to the Notes by Rating Agencies are conditional upon the furnishing of documents or the taking of any other actions by the Issuer, the Issuer shall furnish such documents and take any such other actions.

5.2     The Bank agrees with the Underwriters:

        5.2.1 to the extent, if any, that any of the ratings provided with respect to the Notes by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other actions by the Bank, the Bank shall furnish such documents and take any such other actions as are within the Bank's control;

        5.2.2 without prejudice to the rights of the Underwriters in this Agreement, it will notify the Representative, on behalf of the Underwriters, promptly of any material change affecting the Bank's representations, warranties, agreements and indemnities herein any time prior to payment being made to the Issuer on the Closing Date and, at the Bank's expense, will take such steps in relation to the transactions contemplated hereby as may reasonably be requested by the Representative, on behalf of the Underwriters, to remedy the same; and

        5.2.3 for a period of 30 days from the date hereof it will not, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell, or announce the offering of, in a public or private transaction, any other series of debt securities directly or indirectly dependent on payments on the Receivables.

5.3 The MTN Issuer agrees with the Underwriters that, without prejudice to the rights of the Underwriters hereunder, it will notify the Representative, on behalf of the Underwriters, promptly of any material change affecting the MTN Issuer's representations, warranties, agreements and indemnities herein at any time prior to payment being made to the Issuer on the Closing Date and the MTN Issuer will take such steps in relation to the transactions contemplated hereby as may reasonably be requested by the Representative, on behalf of the Underwriters, to remedy the same.

5.4 The Receivables Trustee agrees with the Underwriters that, without prejudice to the rights of the Underwriters hereunder, it will notify the Representative, on behalf of the Underwriters, promptly of any material change affecting any of the Receivable Trustee's representations, warranties, agreements and indemnities herein at any time prior to payment being made to the Issuer on the Closing Date and the Receivables Trustee will take such steps in relation to the transactions contemplated hereby as may reasonably be requested by the Representative, on behalf of the Underwriters, to remedy the same.

6       Conditions of the Obligations of the Underwriters

        The obligation of the Underwriters to subscribe and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of each of the Issuer, the Bank, the Receivables Trustee and the MTN Issuer herein, to the accuracy of the statements of officers of each of the Issuer, the Bank, the Receivables Trustee and the MTN Issuer made pursuant to the provisions hereof, to the performance by each of the Issuer, the Bank, the Receivables Trustee and the MTN Issuer of its obligations hereunder and to the following additional conditions precedent:

6.1 On or prior to the date of this Agreement and on or prior to the Closing Date, you shall have received letters, dated the date of this Agreement and the Closing Date, respectively, of PricewaterhouseCoopers LLP, all addressed to the Underwriters confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to you and your counsel.

6.2 The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5.1.1 of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer, the Bank or you, shall be contemplated by the Commission.

6.3 Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Issuer, the MTN Issuer, the Receivables Trustee or the Bank which, in your judgment, materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any debt securities of or guaranteed by the Bank or any debt securities the payments of which are dependent on payments on the Receivables by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the London Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Barclays PLC or Barclays Bank PLC on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by English, United States Federal or New York authorities; (v) any material disruption in commercial banking securities settlement or clearance services; or (vi) any outbreak or escalation of major hostilities in which the United States or Great Britain is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the issuance of and subscription for and payment for the Notes.

6.4     You shall have received legal opinions dated the Closing Date:

        6.4.1   addressed to the Underwriters from Weil, Gotshal & Manges;

        6.4.2 addressed to the Underwriters, the Note Trustee, the Issuer, the Receivables Trustee, the MTN Issuer and the Bank, from Clifford Chance LLP;

        6.4.3 addressed to the Underwriters, the Note Trustee, the Issuer, the Receivables Trustee, the MTN Issuer and the Bank, from Bedell Cristin;

        6.4.4 addressed to the Underwriters, the Note Trustee, the Issuer, the Receivables Trustee, the MTN Issuer and the Bank, from Maclay Murray & Spens; and

        6.4.5 addressed to the Underwriters, the Note Trustee, the Issuer, the Receivables Trustee, the MTN Issuer and the Bank, from Tughan & Co;

        such legal opinions being in substantially the agreed form.

6.5 You shall have received closing certificates dated the Closing Date, addressed to the Underwriters and signed by a director or other duly authorised person on behalf of each of the Issuer, the Receivables Trustee, the MTN Issuer and the Bank, as appropriate, each such certificate being in substantially the same agreed form. 6.6 You shall have received an incumbency certificate addressed to the Underwriters and signed by a director of other duly authorised person on behalf of the Issuer, the Receivables Trustee, the MTN Issuer and the Bank such certificate being in substantially the agreed form.

6.7 You shall have received confirmation on or before the Closing Date, that the UK Listing Authority has approved the Prospectus, and the London Stock Exchange that the Notes have, subject to the execution, authentication and delivery of the Notes, been admitted to trading.

6.8 You shall have received the Memorandum and Articles of Association of each of the Issuer, the Bank, the MTN Issuer and the Receivables Trustee.

6.9 You shall have received certified copies of the resolution of the Board of Directors of the Issuer and any duly authorised committees thereof, approving and authorizing (a) the execution and delivery of this Agreement and the other Issuer Related Transaction Documents, (b) the entry into and performance of the transactions contemplated by this Agreement and the other Issuer Related Transaction Documents, and
        (c) the issue of the Notes.

6.10 You shall have received certified copies of the resolution of the Board of Directors of the Bank together with evidence of appropriate delegated authority evidencing the approval and authorisation of the execution and delivery of this Agreement and the other Bank Related Transaction
        Documents and the entry into and performance of the transactions contemplated by this Agreement and the other Bank Related Transaction Documents.

6.11 You shall have received certified copies of the resolutions of the Board of Directors of the MTN Issuer and any duly authorised committees thereof, authorizing (a) the execution and delivery of this Agreement and the other MTN Issuer Related Transaction Documents, (b) the entry into and performance of the transactions contemplated by this Agreement and the other MTN Issuer Related Transaction Documents, and (c) the issue of the Series 03-3 MTN Certificate.

6.12 You shall have received certified copies of the resolutions of the Board of Directors of the Receivables Trustee approving and authorizing the execution and delivery of this Agreement and the other Receivables Trustee Related Transaction Documents and the entry into and the performance of the transactions contemplated by this Agreement and the other Receivables Trustee Related Transaction Documents.

6.13 You shall have received a solvency certificate dated the Closing Date, addressed to the Underwriters and signed by a duly authorised person on behalf of each of the Bank, the MTN Issuer, the Receivables Trustee and the Issuer, each such certificate being substantially in the agreed form.

6.14 You shall have received evidence, satisfactory to you and your counsel, of the execution and delivery on or before the Closing Date by all parties thereto of the Issuer Related Transaction Documents, the Bank Related Transaction Documents, the Receivables Trustee Related Transaction Documents and the MTN Issuer Related Transaction Documents, the same being substantially the respective agreed forms.

6.15 On or before the Closing Date, receipt by the Representative of confirmation from the Issuer that it has borrowed from the Bank under the Expenses Loan Agreement an amount sufficient (when aggregated with the net proceeds of the issue of the Notes) (i) to subscribe and pay for the Series 03-3 MTN Certificate issued by the MTN Issuer and (ii) to meet any other payment obligations of the Issuer to the Underwriters, or any of them.

6.16 You shall have received evidence, satisfactory to you and your counsel, of the MTN Issuer and, where necessary, the Issuer having taken all necessary steps for the issue of the Series 03-3 MTN Certificate.

6.17 You shall have received evidence satisfactory to you that the Class A Notes shall be rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, that the Class B Notes shall be rated no lower than "A1" by Moody's Investors Service, Inc. and no lower than "A" by Standard & Poor's Ratings Services and that the Class C Notes shall be rated no lower than "Baa1" by Moody's

        Investors Services, Inc. and no lower than "BBB" by Standard & Poor's Ratings Services.

6.18 You shall have received evidence, satisfactory to you and your counsel, that the persons mentioned in Section 15 have agreed to receive process in the manner specified therein.

        The Bank will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7       Indemnification and Contribution

7.1 The Issuer and the Bank will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer and the Bank will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information relating to the Underwriters and furnished to the Issuer or the Bank by the Underwriters specifically for use therein. Each of the Issuer and the Bank acknowledges and agrees that the information under the heading "Underwriting" relating to selling
        concessions   and  reallowance  and  relating  to  transactions  by  the
        Underwriters in conformance with Regulation M constitutes the only information furnished in writing by the Underwriters for inclusion in the Registration Statement on the Prospectus.

7.2 The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Issuer and the Bank against any losses, claims, damages or liabilities to which the Issuer or the Bank may become subject, under the Act or otherwise and will reimburse any legal or other expenses reasonably incurred by the Issuer or the Bank in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to the Underwriters furnished to the Issuer or the Bank by the Underwriters specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer or the Bank in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

7.3 Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 7.1 or 7.2 above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 7.1 or 7.2 above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defence thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defence thereof, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defence thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (a) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (b) does not include a statement as to or an admission of fault culpability or a failure to act, by or on behalf of any indemnified party.

7.4 If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under Section 7.1 or
        7.2 above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7.1 or 7.2 above
        (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer or the Bank on the one hand and the Underwriters on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer or the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer or the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Notes received by the Issuer bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Bank or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Notes. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7.4 shall be deemed to include any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7.4. Notwithstanding the provisions of this Section 7.4, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by the Underwriters and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Notes. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.5 The obligations of the Issuer and the Bank under this Section shall be in addition to any liability which the Issuer or the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this section shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer, to each officer of the Issuer who has signed the Registration Statement and to each person, if any, who controls the Issuer within the meaning of the Act.

8       Survival of Certain Representations and Obligations

        The respective indemnities, agreements, representations, warranties and other statements of each of the Issuer, the MTN Issuer, the Receivables Trustee, the Bank or its respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Issuer, the MTN Issuer, the Receivables Trustee, the Bank or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated or if for any reason other than default by the Underwriters the subscription for the Notes by the Underwriters is not consummated, the Bank shall remain responsible for the expenses to be paid or reimbursed by it or the Issuer pursuant to Section 5 and the respective obligations of the Issuer, the Bank and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the subscription for the Notes by the Underwriters is not consummated other than solely because of the occurrence of any event specified in clause
        (iii), (iv) or (v) of Section 6.3, the Bank will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel and reasonable costs and expenses of printing) reasonably incurred by them in connection with the offering of the Notes.

9       Default of Underwriter

        If any Underwriter defaults in its obligations to subscribe for Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter agreed but failed to subscribe for does not exceed 10% of the total principal amount of such Notes, you may make arrangements satisfactory to the Issuer and the Bank for the subscription for such Notes by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to subscribe for the Notes for which such defaulting Underwriter agreed but failed to subscribe. If any Underwriter so defaults and the aggregate principal amount of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of such Notes and arrangements satisfactory to you and the Issuer and the Bank for the subscription for such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Issuer, the MTN Issuer, the Receivables Trustee or the Bank, except as provided in Sections 5.1.5 and 7.1. Nothing herein will relieve a defaulting Underwriter for its default.

10      Notices

        All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to:
        Barclays  Capital  Inc.,  200 Park  Avenue,  New York,  New York  10166,
        Attention: Office of the General Counsel.

11      Counterparts

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

12      Applicable Law

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

13      Financial Services and Markets Act

        Each Underwriter represents and warrants to, and agrees with, the Issuer that (x) it has not offered or sold and will not offer or sell any such Notes to any person in the United Kingdom prior to the admission of the Notes to listing on the Official List in accordance with Part VI of the FSMA, and admissions of the Notes to trading on the London Stock Exchange except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in any offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the FSMA; (y) it has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer; and (z) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Notes in, from or otherwise involving the United Kingdom.

14      No Petition

        Each of the Underwriters hereby agrees that it shall not, until after the payment of all sums outstanding and owing under the latest maturing Notes, take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Issuer, the MTN Issuer or the Receivables Trustee.

15      Consent  to  Jurisdiction;  appointment  of Agent to Accept  Service  of
        Process

15.1 Each of the Issuer, MTN Issuer and the Receivables Trustee hereby submits to the non-exclusive jurisdiction of the United States Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Issuer, MTN Issuer and the Receivables Trustee irrevocably appoints CT Corporation, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its authorised agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to it by the person servicing the same, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each of the Issuer, MTN Issuer and the Receivables Trustee further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for so long as the Notes are outstanding.

15.2 The obligation of the Issuer, MTN Issuer and the Bank and the Receivables Trustee in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Issuer, the MTN Issuer, the Bank and the Receivables Trustee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

16      Foreign Taxes

        All payments to be made by the Issuer, MTN Issuer the Bank, the Underwriters or the Receivables Trustee hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the United Kingdom or Jersey or any political subdivision or any authority thereof or therein having power to tax, unless the Issuer, MTN Issuer, the Bank, the Underwriters or the Receivables Trustee, as applicable, is compelled by law to deduct or withhold such taxes duties or charges. In that event, the Issuer, MTN Issuer the Bank, the Underwriters or the Receivables Trustee, as applicable, shall pay such additional amount as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

17      Judgment Currency

        If any judgment or order in any legal proceeding against any of the Issuer, MTN Issuer the Bank or the Receivables Trustee is given or made for any amount due hereunder and such judgment or order is expressed and paid in a currency (the "Judgment Currency") other than United States dollars and there is any variation as between (i) the rate of exchange (the "Judgment Rate") at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange (the "Market Rate") at which the person to who such amount is paid (the "Payee") is able to purchase United States dollars with the amount of the Judgment Currency actually received by the holder, then the difference expressed in United States dollars, between such amount calculated at the Judgment Rate and such amount calculated at the Market Rates shall be indemnified (a) if negative by the Issuer, the MTN Issuer, the Bank or the Receivables Trustee, as applicable, to the Payee and (b) if positive by the payee to the Issuer, the MTN Issuer, the Bank or the Receivables Trustee, as applicable. The foregoing indemnity shall constitute a separate and independent obligation of the Issuer, the MTN Issuer, the Bank or the Payee, as the case may be and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "Rate of Exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

18      Corporate Obligations

        No recourse under any obligation, covenant, or agreement of the Issuer, the MTN Issuer, the Bank or the Receivables Trustee contained in this Agreement shall be had against any shareholder, officer, agent or director of the Issuer, the MTN Issuer, the Bank or the Receivables Trustee as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise and any and all personal liability for breaches by the Issuer, the MTN Issuer, the Bank or the Receivables Trustee of any such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by the Issuer, the MTN Issuer, the Bank and the Receivables Trustee and each of the Underwriters as a condition of and consideration for the execution of this Agreement, provided that no such waiver of personal liability of any shareholder, officer, agent or director of the Issuer, the MTN Issuer, the Bank or the Receivables Trustee as referred to above shall apply where any liability or claim under this Agreement arises by reason of the fraud, wilful misconduct or gross negligence of the relevant shareholder, officer, agent or director of the Issuer, the MTN Issuer, the Bank or the Receivables Trustee (as the case may be).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Issuer whereupon this letter and your acceptance shall become a binding agreement among the Issuer, the MTN Issuer, the Receivables Trustee, the Bank and the Underwriters.

                                   Very truly yours,

                                   GRACECHURCH CARD FUNDING
                                   (NO. 5) PLC

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   BARCLAYS BANK PLC

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   GRACECHURCH RECEIVABLES
                                   TRUSTEE LIMITED

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   BARCLAYCARD FUNDING PLC

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date
hereof:

BARCLAYS CAPITAL INC.,
as Representative of the
Underwriters set forth herein

By
  ----------------------------
Name:
Title:

                                   SCHEDULE A

                               Class A1 Notes
Underwriters                                             Principal Amount of
                                                            Class A1 Notes

Barclays Capital Inc.                                       $
                                                             -------------
                                                            $
                                                             -------------

                               Class A2 Notes
Underwriters                                             Principal Amount of
                                                            Class A2 Notes

Barclays Capital Inc.                                       $
                                                             -------------
                                                            $
                                                             -------------

                               Class B Notes
Underwriters                                             Principal Amount of
                                                            Class B Notes

Barclays Capital Inc.                                       $[50,000,000]

                               Class C Notes
Underwriters                                             Principal Amount of
                                                            Class C Notes

Barclays Capital Inc.                                       $[50,000,000]